Bank of Marin Bancorp Acquisition of Bank of Napa Investor Presentation | July 31, 2017

Forward Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company’s portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company’s net interest income and profitability; 3) legislative or regulatory changes, including increased banking and consumer protection regulation that adversely affect the Company’s business; 4) ability to complete pending or prospective future acquisitions, limit certain sources of revenue, or increase cost of operations; 5) costs or difficulties related to the completion and integration of acquisitions; 6) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 7) reduced demand for banking products and services; 8) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 9) competition among financial institutions in the Company's markets may increase significantly; 10) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow the Company through acquisitions; 11) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 12) consolidation in the financial services industry in the Company’s markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 13) dependence on the CEO, the senior management team and the Presidents of Bank divisions; 14) potential interruption or breach in security of the Company’s systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 15) natural disasters, including fires, floods, earthquakes, and other unexpected events; 16) the Company’s success in managing risks involved in the foregoing; and 17) the effects of any reputational damage to the Company resulting from any of the foregoing. Please take into account that forward-looking statements speak only as of the date of this presentation. Given the described uncertainties and risks, the Company cannot guarantee its future performance or results of operations and you should not place undue reliance on these forward-looking statements. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws. 2

3 Transaction Highlights • Significantly enhances Bank of Marin’s position in the attractive Napa market • Pro forma #1 deposit market share among community banks • Bank of Napa is a high quality business bank • The only Napa based community bank • Total assets of $246 million, gross loans of $139 million and total deposits of $218 million • 64.0% loan / deposit ratio and 26.9% noninterest-bearing deposits • Strong credit culture • Complementary community-focused business banking models built around strong core deposit bases • Customer-facing employees committed to continue serving the Napa market • Customers will benefit from broader product offerings and higher lending limits Financially Attractive • Immediately accretive to earnings per share • Internal rate of return of greater than 15% • Tangible book value dilution earnback of 4 years • Regulatory capital ratios remain strong Strategic Rationale

Balance Sheet: ($000s) Balance Sheet / Capital Ratios: Total Assets 246,056$ TCE / TA 11.05% Gross Loans 139,297 CET1 Ratio 16.40% Total Deposits 217,746 Leverage Ratio 10.99% Total Equity 27,175 Tier 1 Ratio 16.40% Core Deposits(2) 95.3% Total Risk-based Capital Ratio 17.56% MRQ Profitability: Asset Quality: Net Income ($000) 523$ NPLs/ Loans (%) 0.10% ROAA 0.84% NPAs (Excluding TDRs) / Assets 0.06% ROATCE 7.78% NPAs / (Loans + OREO) 0.10% Net Interest Margin 3.62% Net Chargeoffs / Avg Loans 0.00% Efficiency Ratio 65.7% Loan Loss Reserves / Gross Loans 1.38% 4 • Founded in 2006; headquartered in Napa Valley with two branches in Napa County • Community-focused business bank with strong core deposits • Exceptional asset quality • Strong earnings potential Bank of Napa Overview Source: SNL Financial. (1) As of or for the quarter ended 6/30/2017. (2) Core deposits equal to total deposits less time deposits greater than $250,000. Company Overview Financial Highlights(1) • Bank of Marin • Bank of Napa

5 • Strengthens presence in the attractive Napa County market • Napa county has a population of ~145,000 • 2017 – 2022 population growth is projected at 4.3% compared to 3.8% nationally • Napa County’s economy is strong and rapidly growing • May 2017 unemployment rate of 3.1% is significantly less than California’s 4.7% unemployment rate • 2017 median household income of $77,751 is ~18% greater than California’s median household income • 2017 – 2022 projected household income growth of 12.3% substantially outpaces California’s projected growth of 7.7% • ~25% of Napa County’s workforce is involved in leisure and hospitality or agriculture • Opportunity to better serve Bank of Napa’s customers through expanded service offerings and higher lending limits Napa County Market Highlights Source: SNL Financial & Bureau of Labor Statistics.

6 Top Market Share for Community Banks in Napa Source: SNL Financial. Note: Deposits per FDIC Summary of Deposits as of 6/30/2016. Note: Bold indicates community banks with assets less that $25 billion. Rank Institution (ST) Number of Branches Total Deposits ($mm) Market Share (%) 1 Wells Fargo & Co. (CA) 6 708 19.1 2 Bank of America Corp. (NC) 4 545 14.7 3 First Republic Bank (CA) 2 453 12.2 4 Umpqua Holdings Corp. (OR) 5 325 8.8 5 BNP Paribas USA Inc. (NY) 4 269 7.3 Pro Forma Company 3 258 7.0 6 Westamerica Bancorp. (CA) 6 250 6.7 7 JPMorgan Chase & Co. (NY) 2 213 5.7 8 Bank of Napa (CA) 2 204 5.5 9 Rabobank 1 154 4.2 10 Mechanics Bank (CA) 3 148 4.0 11 SVB Financial Group (CA) 1 134 3.6 12 Citigroup Inc. (NY) 1 119 3.2 13 U.S. Bancorp (MN) 4 93 2.5 14 Bank of Marin Bancorp (CA) 1 54 1.5 15 1867 Western Financial Corp. (CA) 1 26 0.7 16 BayCom Corp. (CA) 1 15 0.4 Total For Institutions In Market 44 3,709 100.0 Napa County Deposit Market Share

7 Transaction Overview and Assumptions Transaction Value(1)(2) $51.0 million Pro Forma Ownership Due Diligence Expected Closing Required Approvals 89.4% BMRC / 10.6% BNNP Completed, including extensive loan and compliance review BNNP shareholders and other customary regulatory approvals Q4 2017 Consideration Mix 100% Stock Fixed Exchange Ratio 0.3070 BMRC shares issued for each BNNP share outstanding (1) Based on BMRC’s stock price of $65.95 as of 7/28/2017. (2) Includes consideration paid for BNNP shares and the value of BNNP options assumed by BMRC. Transaction Overview Transaction Assumptions Revenue Synergies None assumed Fair Market Value Adjustments Core Deposit Intangible Credit mark of 1.38% (equal to ALLL); securities mark of 1.39% ($1.3 million) Estimated at 2.50% of BNNP’s non-time deposits Transaction Expenses Approximately $5.9 million pre-tax Cost Savings 42.5% or approximately $2.7 million

8 Pricing Multiples and Pro Forma Financial Impact Transaction Multiples(1) Price / Tangible Book Value 1.76x Price / LTM Earnings 25.3x Core Deposit Premium(3) 11.5% Transaction Metrics 2018e EPS Accretion | Incremental EPS Accretion(4) ~1% | ~9% 2019e EPS Accretion | Incremental EPS Accretion(4) ~4% | ~35% TBV Earnback Period 4 years Internal Rate of Return Estimated Pro Forma Capital Ratios At Closing > 15% TCE / TA 11.0% Leverage Ratio 11.5% Total Capital Ratio 16.0% (1) Based on BMRC’s stock price of $65.95 as of 7/28/2017. (2) Median values for all CA transactions since 1/1/2017. (3) Core deposits equal to total deposits less time deposits greater than $250,000. (4) Assumes cost savings phase-in of 75% in 2018 and 100% thereafter. Incremental EPS is calculated as incremental income divided by dilutive shares issued in the transaction. Bank of Marin / Bank of Napa YTD CA Transactions(2) 1.97x 25.3x 10.5% Price / LTM Earnings + Cost Savings 14.4x

Appendix

10 Pro Forma Loan and Deposit Composition Source: SNL Financial. Note: Data per regulatory filings as of 6/30/2017; Pro Forma excludes purchase accounting adjustments. Lo an s D ep os its Bank of Marin Yield on Loans: 4.42% C&D 4% C&I 9% Res. RE 8% OO CRE 17% NOO CRE 43% Multifamily 6% Consumer & Other 13% Bank of Napa Yield on Loans: 4.85% C&D 3% C&I 9% Res. RE 4% OO CRE 22% NOO CRE 36% Multifamily 9% Consumer & Other 17% Cost of Deposits: 0.16% DDA 27% NOW & Other 22% MMDA & Sav. 40% Retail Time 3% Jumbo Time 8% Pro Forma C&D 4% C&I 9% Res. RE 7% OO CRE 17% NOO CRE 42% Multifamily 7% Consumer & Other 14% Cost of Deposits: 0.06% DDA 49% NOW & Other 0% MMDA & Sav. 43% Retail Time 2% Jumbo Time 6% DDA 46%NOW & Other 3% MMDA & Sav. 43% Retail Time 2% Jumbo Time 6%

11 An Overview of the Local Economy Market Demographics by County Workforce Sector Breakdown (% of employees) Unemployment Rate(1) Other Services Educational & Health Services Trade, Transportation, & Utilities Government Manufacturing County Total Pop. (2017) (000s) Pop. Change (%) 2010-2017 Median HH Income ($) 2017 Unemployment Rate (%) Napa 143.9 5.4% $71,379 3.10% Alameda 1,669.3 10.5% $82,231 3.30% Contra Costa 1,145.6 9.2% $85,674 3.50% Marin 263.9 4.6% $101,402 2.60% San Francisco 881.9 9.5% $88,829 2.70% Sonoma 507.2 4.8% $71,883 3.00% Solano 441.0 6.7% $72,010 4.30% California 39,691 6.5% $66,091 4.20% United States 325,139 5.3% $57,462 4.50% 3.10% 4.20% 4.30% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Napa CA Nationwide Leisure / Hosp, 17% Government, 14% Mfg. & Trade, 29% Education, 13% Farm, 8% Other, 19% Source: SNL Financial, Bureau of Labor Statistics. (1) Not seasonally adjusted.